SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECITON 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)               December 15, 1999
                                                               -----------------

                                 Interiors, Inc.
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               (Exact Name of Registrant as Specified in Charter)

    Delaware                            0-24352                 13-3590047
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(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
of Incorporation)                                           Identification No.)

               320 Washington Street, Mount Vernon, New York 10553
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code       (914) 665-5400
                                                   -----------------------------

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          (Former Name of Former Address, if Changed Since Last Report)


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         The Registrant hereby amends its Current Report on Form 8-K as filed with the Commission on December 29, 1999 to include the financial statements and pro forma financial information set forth below which was omitted from the filing pursuant to Items 7(a)(4) and 7(b)(2).


Item 7.  Financial Statements and Exhibits.


(a)   Financial Statements of Business Acquired

      Financial Statements of Concepts 4, Inc. ("Concepts 4") are appended as an exhibit to this Report.

(b)   Pro Forma Financial Information

      Pro Forma Financial Information with respect to acquisition of Concepts 4 is appended as an exhibit to this Report.

(c)   Exhibits

      Financial Statements for Concepts 4 for the years ended December 31, 1998, 1997 and 1996. Pro Forma Financial Information with respect to acquisition of Concepts 4.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:                                  INTERIORS, INC.


February 28, 2000                       By: /s/Max Munn
                                            ------------------------------------
                                            Max Munn
                                            Chairman, President and Chief
                                            Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.                       Description
----------                        -----------

23.1  Consent of Corbin & Wertz dated February 28, 2000

99.1 Financial Statements for Concepts 4, Inc. for the years ended December 31, 1998, 1997 and 1996

99.2 Pro Forma Financial Information with respect to acquisition of Concepts 4, Inc.


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